                        SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 1, 1998


                        Transamerica Finance Corporation
             (Exact name of registrant as specified in its charter)

Delaware                           1-6798                             95-1077235
(State or other               (Commission File                  (I.R.S. Employer
jurisdiction of)                    Number)                  Identification No.)


600 Montgomery Street                                                 94111
San Francisco, California                                          (Zip Code)
(Address of principal executive offices)


      Registrant's telephone number, including area code: (415) 983-4000



                              Not applicable
        (Former name or former address, if changed since last report.)

Item 2(a)

Effective January 1, 1998, Transamerica Finance Corporation, principally through its indirect subsidiary Transamerica Distribution Financial Corporation, completed the acquisition of substantially all of the inventory and retail finance business of Whirlpool Financial Corporation for a total purchase price of approximately $1.3 billion in cash, subject to post-closing adjustments, which was determined through negotiations with Whirlpool. A definitive agreement for the acquisition was originally announced on September 18, 1997. The assets acquired (hereinafter referred to as the "Lending Operations") consisted of approximately $1.1 billion of net receivables and other assets of Whirlpool's inventory financing, retail financing and international factoring businesses, as well as Whirlpool Financial National Bank, a credit card bank. The assets were acquired in a series of transactions. The acquisition of the inventory finance business in the United States, Canada and Mexico, as well as the international factoring business in Argentina, closed on October 16, 1997. The acquisition of the retail finance business closed on January 1, 1998. The acquisition of most of the remaining international assets has also now been completed.
Funds for the purchase of the assets were provided by short term borrowings.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)   Financial statements of the Lending Operations.

         The following audited financial statements of the Lending Operations acquired from Whirlpool Financial Corporation are filed as Exhibit 28.1 hereto, and are incorporated by reference in this report.

                  Independent Auditors' Report
                  Balance Sheet  -  December 31, 1996
                  Income Statement  -  Year ended December 31, 1996
                  Statement of Cash Flows -  Year ended December 31, 1996
                  Notes to Financial Statements  -  Year ended December 31,1996


         The following unaudited interim financial statements of the Lending Operations are filed as Exhibit 28.2 hereto, and are incorporated by reference in this report.

                  Balance Sheet  -  September 30, 1997
                  Income Statement - Nine months ended September 30, 1997 and 1996 Statement of Cash Flows - Nine months ended September 30, 1997 and 1996

         (b)   Pro Forma Financial Information

         The Pro Forma Condensed Consolidated Balance Sheet of Transamerica Finance Corporation and subsidiaries as of September 30, 1997 reflects the financial position of Transamerica Finance Corporation after giving effect to the acquisition of the assets and assumption of the liabilities discussed in Item 2 (a). The Pro Forma Condensed
         Consolidated Balance Sheet assumes the acquisition took place on September 30, 1997. The Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1996 reflects adjustments to the cost of borrowings at Transamerica Finance Corporation and the Lending Operations, using rates in effect had the acquisition occurred on January 1, 1996. The Pro Forma Condensed Consolidated Income Statement for the nine months ended September 30, 1997 reflects adjustments to the cost of borrowings at Transamerica Finance Corporation and the Lending Operations, using rates in effect had the acquisition occurred on January 1, 1997. No adjustments have been made to reflect potential operating efficiencies from the consolidation of these operations.

         Pro Forma  Condensed  Consolidated  Balance  Sheet
            as of September  30, 1997..............................Page  F-1
         Pro  Forma  Condensed  Consolidated Income Statement
            - Year ended December 31, 1996.........................Page F-2
         Pro Forma Condensed Consolidated Income Statement
            - Nine months ended September 30, 1997.................Page F-3
         Notes to Pro Forma Financial Information..................Page F-4

         The unaudited pro forma financial statements and accompanying notes reflect the purchase of assets and the assumption of certain liabilities of the Lending Operations. The purchase price will be allocated to the Lending Operations' assets acquired and liabilities assumed based on their estimated fair values at the closing dates. As described in the accompanying notes, the amounts allocated to the Lending Operations' assets and liabilities have been combined with the recorded values of the assets and liabilities of Transamerica Finance Corporation. However, changes to the adjustments already included in the unaudited pro forma financial statements are expected as evaluations of assets are completed and as additional information becomes available. Accordingly, the final combined amounts will differ from those set forth in the unaudited pro forma financial statements.

         The unaudited pro forma condensed financial statements have been prepared by Transamerica Finance Corporation based upon assumptions deemed proper by it. The unaudited pro forma condensed financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the combined company, or of the financial position or results of operations of the combined company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that Transamerica Finance Corporation's financial statements will reflect the acquisition only from the closing dates of the transactions.

         The unaudited pro forma financial statements should be read in conjunction with the historical financial statements and related notes of Transamerica Finance Corporation and the Lending Operations.

                                                                                                                         Page F-1

                         PRO FORMA FINANCIAL INFORMATION



                TRANSAMERICA FINANCE CORPORATION AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)
                              (Amounts in Millions)




                                            Transamerica
                                                 Finance                 Lending
                                              Corporation              Operations        Pro Forma        Pro Forma
                                                Historical              Historical          Adjustments   Consolidated
                                                Amounts                 Amounts


ASSETS

  Finance receivables, net
    of allowance for losses
    and unearned fees                             $4,286.9              $1,237.6   B        $ (44.1)           $5,480.4
  Equipment held for lease, net
    of accumulated depreciation                    3,115.0                                                      3,115.0
                                                                                   B          183.7
  Other                                            1,181.5                   9.8   B           (3.5)            1,371.5
                                                  --------              --------             ------            --------
                                                  $8,583.4              $1,247.4             $136.1            $9,966.9
                                                  ========              ========             ======            ========


LIABILITIES AND STOCKHOLDER'S EQUITY

  Notes and loans payable                         $6,115.0                         C        1,056.7            $7,171.7
  Other liabilities                                  858.6                  88.6   B            8.2               955.4
  Income taxes payable                               347.5                         B           (7.9)              339.6
                                                     -----              --------           -------             --------
                                                   7,321.1                  88.6            1,057.0             8,466.7

  Stockholder's equity                             1,262.3               1,158.8   C       (1,158.8)            1,500.2
                                                                                   C          237.9
                                                  --------              --------           -------             --------

                                                  $8,583.4              $1,247.4           $  136.1            $9,966.9
                                                  ========              ========           ========            ========



See accompanying notes.


                                                                                                                         Page F-2

                         PRO FORMA FINANCIAL INFORMATION



                TRANSAMERICA FINANCE CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          Year Ended December 31, 1996
                                   (Unaudited)
                              (Amounts in Millions)




                                            Transamerica
                                                 Finance                 Lending
                                              Corporation              Operations         Pro Forma       Pro Forma
                                                Historical               Historical          Adjustments  Consolidated
                                                 Amounts                 Amounts



REVENUES


  Finance charges                                 $1,152.7                $156.4                               $1,309.1
  Leasing revenues                                   689.1                                                        689.1
  Other                                               87.9                   6.1                                   94.0
                                                  --------               -------                               --------
                                                   1,929.7                 162.5                                2,092.2


EXPENSES

  Interest and debt expense                          607.8                  54.7   C         $(54.7)              667.5
                                                                                   C           59.7
  Depreciation on equipment
    held for lease                                   255.0                                                        255.0
  Provision for losses on receivables
    and assets held for sale                         280.7                  18.6                                  299.3
  Salaries and other operating expense               640.5                  55.1   E           12.5               708.1
                                                  --------              --------            -------            --------
                                                   1,784.0                 128.4               17.5             1,929.9

  Income before taxes                                145.7                  34.1              (17.5)              162.3
  Income taxes                                        51.2                  13.9   D          (13.9)               57.1
                                                                                   D            5.9
                                                  --------              --------            -------            --------
  Net Income                                      $   94.5              $   20.2            $  (9.5)           $  105.2
                                                  ========              ========            =======            ========


See accompanying notes.




                                                                                                                        Page F-3

                         PRO FORMA FINANCIAL INFORMATION



                TRANSAMERICA FINANCE CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                      Nine months ended September 30, 1997
                                   (Unaudited)
                              (Amounts in Millions)




                                               Transamerica
                                                   Finance               Lending
                                                Corporation            Operations         Pro Forma       Pro Forma
                                                  Historical             Historical          Adjustments  Consolidated
                                                  Amounts                Amounts




REVENUES



  Finance charges                                $   633.5                $131.2                               $  764.7
  Leasing revenues                                   565.3                                                        565.3
  Gain on sale of consumer
    lending branch operation                         469.0                                                        469.0
  Other                                               74.4                   2.7                                   77.1
                                                 ---------              --------                               --------
                                                   1,742.2                 133.9                                1,876.1


EXPENSES

  Interest and debt expense                          362.4                  46.0   C         $(46.0)              408.6
                                                                                   C           46.2
  Depreciation on equipment
    held for lease                                   205.6                                                        205.6

  Provision for losses on receivables
    and assets held for sale                          48.0                  16.7                                   64.7
  Salaries and other operating expense               490.4                  43.9   E            9.4               543.7
                                                 ---------              --------            -------            --------
                                                   1,106.4                 106.6                9.6             1,222.6

  Income before taxes                                635.8                  27.3               (9.6)              653.5
  Income taxes                                       258.6                  11.6   D          (11.6)              264.9
                                                                                   D            6.3
                                                 ---------             ---------            -------           ---------
-----
  Net Income                                     $   377.2             $    15.7            $  (4.3)          $   388.6
                                                 =========             =========            =======           =========



                                                                        Page F-4

                    Notes to Pro Forma Financial Information

Note A  Basis of Presentation

         Under purchase accounting, the assets purchased and liabilities assumed in the transaction, as described in item 2(a), are required to be adjusted to estimated fair values based upon an allocation of the purchase price. For the purposes of preparing the September 30, 1997 Pro Forma Balance Sheet, the assets of the Lending Operations as of September 30, 1997 were valued based on the information obtained during due diligence conducted by Transamerica prior to execution of the Asset Purchase Agreement adjusted for actual changes occurring between September 30, 1997 and the closing dates. The Lending Operations' assets acquired and liabilities assumed will be recorded based upon fair values as of the actual dates of acquisition.

Note B  Allocation of Purchase Price

         The purchase price has been allocated as described in the table below (amounts in millions):

         Increase (decrease) to the Lending Operations' net assets at September 30, 1997 as a result of estimated fair value adjustments to the net assets purchased.



             Finance receivables                                      $ (8.4)
             Other assets                                              183.7
             Tax receivable                                              7.9
             Addition of liabilities                                    (9.8)
                                                                     -------
         Total adjustments                                             173.4

         Net assets of the Lending Operations at
         September 30, 1997                                          1,158.8

         Changes in account balances between September 30, 1997 and the closing dates.
             Finance receivables                                       (35.7)
             Other assets                                               (3.5)
             Other liabilities                                           1.6
                                                                    --------
                                                                    $1,294.6




Note C  Notes Payable

         Notes payable have been adjusted to reflect the debt to be issued by Transamerica Finance Corporation in connection with the acquisition. Interest expense has been adjusted to reflect current interest rates on the related Transamerica Finance Corporation notes. Equity has been adjusted to reflect a leverage ratio consistent with Transamerica Finance Corporation's other lending operations.

Note D  Income Tax Expense

         Income taxes have been calculated based on the effective income tax rate for Transamerica Finance Corporation's lending operations.


                                                                        Page F-5

Note E  Operating Expenses

         Operating expenses have been adjusted to reflect the amortization of goodwill and other identifiable intangibles.


c)  Exhibits

         EX-10.1 Asset Purchase Agreement by and among Whirlpool Financial Corporation, Transamerica
                           Distribution Finance Corporation, Whirlpool
                           Corporation and Transamerica Commercial Finance Corporation, I, dated as of September 17, 1997.

         EX-28.1 The Lending Operations audited financial statements for the year ended December 31, 1996.

         EX-28.2 The Lending Operations unaudited financial statements as of September 30, 1997 and for the nine month periods ended September 30, 1997 and 1996.



                                   Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSAMERICA FINANCE CORPORATION
(Registrant)



Burton E. Broome
Vice President and Controller

Date:  January 15, 1998

                         REPORT OF INDEPENDENT AUDITORS



We have audited the accompanying balance sheet of the Lending Operations ("the Company") as of December 31, 1996 and the related statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note One, the accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion on Form 8-K of Transamerica Finance Corporation, and are not intended to be a complete presentation of the Company's financial position or revenue and expenses.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Lending Operations at December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



                                                    Ernst & Young LLP



January 13, 1998
Chicago, Illinois